                        ANNUAL REPORT / DECEMBER 31 1999

                        AIM ADVISOR LARGE CAP VALUE FUND

                                 [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                  WALL STREET TO TRINITY CHURCH (1993, SERIES)

                        BY BEAU REDMOND, LIVING AMERICAN

          WHILE VISITING NEW YORK IN 1980, THE ARTIST WANTED TO SKETCH

         A WALL STREET SCENE BUT DID NOT HAVE ANY DRAWING PAPER, SO HE

          USED WHAT HE DID HAVE, A PAGE FROM THE WALL STREET JOURNAL.

         THEN, INSTEAD OF TRANSFERRING THE SKETCH TO CANVAS, HE PAINTED

            ON THE NEWSPAPER PAGE, CREATING AN EVOCATIVE MEDIUM THAT

         WOULD LEAD TO PAINTINGS SUCH AS THIS ONE. THIS PIECE CALLS TO

           MIND THE INDELIBLE LINK BETWEEN WALL STREET AND THE STOCK

          MARKET, WHERE LARGE-CAP COMPANIES ARE A MAJOR DRIVING FORCE.

                     -------------------------------------

AIM Advisor Large Cap Value Fund is for shareholders who seek a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Large Cap Value Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to different sales-charge structure and expenses.
o During the fiscal year ended 12/31/99, the fund paid distributions of $3.2380 per share for Class A shares and $3.0645 per share for Class B and Class C shares.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
o The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM ADVISOR LARGE CAP VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
 the Board of       opened on January 1, 1999, would have seen a market
   THE FUND         dominated by large-capitalization stocks and high-quality
 APPEARS HERE]      bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------

                        AIM ADVISOR LARGE CAP VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

RESURGENT MARKET TIDE DOESN'T LIFT
ALL BOATS

HOW DID AIM ADVISOR LARGE CAP VALUE FUND PERFORM DURING THE REPORTING PERIOD? The narrowness of equity markets coupled with the pullback of value-type stocks led to rather lackluster performance for AIM Advisor Large Cap Value Fund.
    For the fiscal year ended December 31, 1999, the fund had total returns of -0.01% for Class A shares, -0.75% for Class B shares and -0.71% for Class C shares. (These returns are at net asset value, which does not include sales charges.) Comparatively, the S&P 500 Index had a return of 21.03% for the reporting period, while the Russell 1000 Value Index finished the year with a return of 7.35%.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING 1999?

With the worst of the global financial crisis past, the question throughout much of 1999 was whether or not the Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Inflation fears spawned volatility in the markets, curbing high-flying technology, communications and financial stocks in the spring and bringing on a resurgence of more cyclical stocks, like energy and commodities.
    By midsummer, major stock indexes reached record highs, lifted by solid corporate earnings, continued tame inflation and renewed vitality among tech stocks. But investors' fears again dampened stocks as key economic indicators showed that the economy blazed ahead relentlessly. Ultimately, in three separate moves, the Fed raised the key federal funds rate from 4.75% to 5.50%.
    Despite persistent inflation fears, the U.S. economy continued to experience a near-record level of consumer confidence. Markets reached a fever pitch by the end of 1999, with some indexes again reaching new highs by the close of the year. How-ever, these record-breaking performances masked a rather narrow market--although the S&P 500 returned 14.9% for the fourth quarter, the average stock in the index was up only 8.2% for the same period.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?
The shift to cyclical stocks during the second quarter of the year boosted the fund's performance. But the narrowing of the market as the year went on proved unfavorable for the fund because much of the market's run-up occurred in the technology sector, in which the fund was underweight relative to the S&P 500 (17.14% vs. 28.4%). The fund also had a higher weighting in financials than the index (18.32% vs. 13.2%), and many of these stocks were negatively affected by persistent inflation fears in the market.
    Further, even though value staged a comeback early in 1999, growth again widely outperformed value for the year, with the Russell 1000 Growth Index up 33.16%, compared to the Russell 1000 Value Index's 7.35% return for the 12-month period. The fund's value orienta-

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

==========================================================================================================
TOP 10 HOLDINGS                                       TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1. General Electric Co.                     2.99%     1. Computers (Software & Services)            7.76%
 2. Bell Atlantic Corp.                      2.68      2. Financial (Diversified)                    6.76
 3. Exxon-Mobil Corp.                        2.55      3. Telephone                                  6.20
 4. Lowe's Companies, Inc.                   2.44      4. Computers (Hardware)                       5.64
 5. Computer Associates International, Inc.  2.43      5. Oil (International Integrated)             5.64
 6. MCI WorldCom, Inc.                       2.34      6. Manufacturing (Diversified)                5.29
 7. American General Corp.                   2.29      7. Banks (Money Center)                       4.30
 8. Intel Corp.                              2.02      8. Health Care (Diversified)                  3.93
 9. Schering-Plough Corp.                    1.87      9. Electrical Equipment                       3.75
10. Citigroup Inc.                           1.86     10. Health Care (Drugs-Major Pharmaceuticals)  3.53

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================

[ARTWORK]            -------------------------------------

                        GROWTH AGAIN WIDELY OUTPERFORMED

                              VALUE FOR THE YEAR.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM ADVISOR LARGE CAP VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


tion naturally made it susceptible to the effects of this outperformance; according to Morningstar Inc., a company that tracks mutual fund performance, the average large growth fund was up 39% for the year, compared to the average large value fund's return of 6% for the year.

WHY WAS THE FUND UNDERWEIGHT IN TECHNOLOGY?
Our investment discipline dictates that we evaluate each company's historical profitability relative to its current price, regardless of market sector. Technology now accounts for nearly 30% of the stocks in the S&P 500, making the index less diversified than in the past. Many technology stocks spiked during the fourth quarter of the year, generally appearing very overvalued, which means they did not fit in with the fund's high-quality, value bias.
    While the fund does have a heavier technology weighting than it did a year ago (17.14% vs. 12.2%), we have been reducing positions in some of our tech holdings to keep the fund within its value-oriented parameters. One tech holding that has benefited the fund is Computer Associates International, an independent software company that likens its products to the plumbing under a sink rather than the fancy faucet on top.

WHY DID FINANCIAL STOCKS HAVE SUCH A DIFFICULT YEAR?
Financial stocks tend to be more sensitive to interest rates than other stocks do, so when investors' inflation fears were at their peak, financial stocks bore the brunt of the market decline. The financials component of the S&P 500 finished with a return of only 3.97% for the year, which means that the fund's overweighting in financials did not bode well for its performance. However, we believe there is reason to be optimistic about financial stocks in the coming year. (See sidebar.)
    Even with the downturn in financial stocks, Citigroup, one of the world's largest financial-services companies and a fund holding, has bounced back substantially since 1998's global financial crisis eroded its stock along with that of many other financial companies.

HOW DID YOUR HEALTH-CARE HOLDINGS PERFORM?
In the current market, any hint that revenues will be light or that earnings will miss the consensus number is extremely detrimental to the stock price. Several of our health-care stocks, including American Home Products (AHP), experienced earnings disappointments this year and thus were punished quite severely. While we have trimmed our position in AHP, it is still a fund holding because the company has a good drug pipeline and strong performance from several new drugs, among them the estrogen-replacement drug Premarin.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The fundamentals for a continued favorable equity environment--solid economic growth and low inflation--appear to be in place for the coming year. That said, many analysts believe that the Fed will need to raise interest rates at least once--if not more--to slow economic growth to a more sustainable pace. It seems the same story that dogged markets in 1999 is so far continuing, with persistent upward pressure on interest rates.
    The good news is that the divergence in both performance and valuation in stocks has created an opportunity to add quality names to the portfolio at cheaper prices. We will continue to focus on high- quality value stocks for the portfolio regardless of market trends.

THE BENEFITS OF FINANCIAL REFORM
Congress voted on November 4, 1999 to reform the Glass-Steagall Act, created during the Great Depression to separate commercial and investment banking. Some analysts believe this reform could set off a flurry of merger-and-acquisition (M&A) activity among U.S. banks, insurance companies, investment managers and brokers.
    If structural deregulation does prompt M&A activity, less efficient firms could be seized by larger companies and streamlined by cutting costs. More M&A activity could also mean more competition among financial companies as they delve into previously untried areas. Banks may be particularly well poised because so many of them are diversifying into fee-based money management and services, areas that are far less sensitive to interest rates than traditional lending.
    Increased competition may also mean savings for consumers who tend to shop product by product rather than sticking with a single brand. With broader product lines, financial companies will be competing for many of the same customers; they will need to find ways to draw customers in, which can mean more efficient service and lower prices.

          See important fund and index disclosures inside front cover.

                        AIM ADVISOR LARGE CAP VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR LARGE CAP VALUE FUND VS. BENCHMARK INDEXES

12/31/89-12/31/99

in thousands
================================================================================
               AIM Advisor Large
             Cap Value Fund, Class    Russell 1000
                   C Shares            Value Index       S&P 500 Index
--------------------------------------------------------------------------------
12/89               10,000                                  10,307
12/90                9,625                9,191             11,067
12/91               12,857               11,453             12,549
12/92               13,479               13,035             14,257
12/93               14,713               15,397             14,456
12/94               15,109               15,091             18,219
12/95               19,684               20,878             22,953
12/96               23,065               25,396             30,913
12/97               30,137               34,332             40,240
12/98               34,099               39,698             49,400
12/99               33,854               42,614             53,204

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================

CLASS A SHARES

Inception (12/31/96)              12.37%

1 year                            -5.52*

*-0.01%, excluding sales charges

CLASS B SHARES

Inception (3/3/98)                 1.26%

1 year                            -5.08*

*-0.75%, excluding CDSC

CLASS C SHARES

Inception (2/15/84)               13.59%

10 years                          12.97

5 years                           17.51

1 year                            -1.58*

*-0.71%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

ABOUT THIS CHART
The chart compares your fund's Class C shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to the indexes over the period 12/31/89-12/31/99. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 Index or the Russell 1000 Value Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                        AIM ADVISOR LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.68%

AUTOMOBILES-1.36%

Ford Motor Co.                           41,000   $  2,190,937
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.39%

FleetBoston Financial Corp.              60,000      2,088,750
--------------------------------------------------------------
National City Corp.                      33,500        793,531
--------------------------------------------------------------
State Street Corp.                       13,200        964,425
--------------------------------------------------------------
                                                     3,846,706
--------------------------------------------------------------

BANKS (MONEY CENTER)-4.30%

Bank of America Corp.                    45,674      2,292,264
--------------------------------------------------------------
Chase Manhattan Corp. (The)              34,500      2,680,219
--------------------------------------------------------------
First Union Corp.                        60,000      1,968,750
--------------------------------------------------------------
                                                     6,941,233
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.46%

Anheuser-Busch Cos, Inc.                 33,200      2,353,050
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.24%

MediaOne Group, Inc.                     26,000      1,997,125
--------------------------------------------------------------

CHEMICALS-1.82%

Dow Chemical Co. (The)                   13,200      1,763,850
--------------------------------------------------------------
Praxair, Inc.                            23,300      1,172,281
--------------------------------------------------------------
                                                     2,936,131
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.99%

ADC Telecommunications, Inc.(a)          22,000      1,596,375
--------------------------------------------------------------

COMPUTERS (HARDWARE)-5.64%

Compaq Computer Corp.                    36,200        979,662
--------------------------------------------------------------
Hewlett-Packard Co.                      26,200      2,985,162
--------------------------------------------------------------
International Business Machines
  Corp.                                  25,700      2,775,600
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                30,500      2,361,844
--------------------------------------------------------------
                                                     9,102,268
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-7.76%

Cadence Design Systems, Inc.(a)          65,200      1,564,800
--------------------------------------------------------------
Computer Associates International,
  Inc.                                   56,000      3,916,500
--------------------------------------------------------------
Compuware Corp.(a)                       54,100      2,015,225
--------------------------------------------------------------
Microsoft Corp.(a)                       17,400      2,031,450
--------------------------------------------------------------
Oracle Corp.(a)                          26,650      2,986,466
--------------------------------------------------------------
                                                    12,514,441
--------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-1.07%

Vulcan Materials Co.                     43,300      1,729,294
--------------------------------------------------------------

CONSUMER FINANCE-0.98%

Household International, Inc.            42,300      1,575,675
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.51%

SUPERVALU, INC                           41,200        824,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRIC COMPANIES-2.71%

DTE Energy Co.                           35,000   $  1,098,125
--------------------------------------------------------------
GPU, Inc.                                35,000      1,047,812
--------------------------------------------------------------
Southern Co. (The)                       33,200        780,200
--------------------------------------------------------------
Teco Energy, Inc.                        78,000      1,447,875
--------------------------------------------------------------
                                                     4,374,012
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.75%

Emerson Electric Co.                     21,200      1,216,350
--------------------------------------------------------------
General Electric Co.                     31,200      4,828,200
--------------------------------------------------------------
                                                     6,044,550
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.02%

Intel Corp.                              39,600      3,259,575
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.76%

American General Corp.                   48,600      3,687,525
--------------------------------------------------------------
Citigroup Inc.                           54,000      3,000,375
--------------------------------------------------------------
Fannie Mae                               25,000      1,560,937
--------------------------------------------------------------
MGIC Investment Corp.                    44,000      2,648,250
--------------------------------------------------------------
                                                    10,897,087
--------------------------------------------------------------

FOODS-0.37%

H.J. Heinz Co.                           15,000        597,187
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.93%

Abbott Laboratories                      24,500        889,656
--------------------------------------------------------------
American Home Products Corp.             35,900      1,415,806
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 25,700      1,649,619
--------------------------------------------------------------
Johnson & Johnson                        25,500      2,374,687
--------------------------------------------------------------
                                                     6,329,768
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.53%

Merck & Co., Inc.                        40,000      2,682,500
--------------------------------------------------------------
Schering-Plough Corp.                    71,400      3,012,187
--------------------------------------------------------------
                                                     5,694,687
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.58%

Biomet, Inc.                             23,500        940,000
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.51%

Quintiles Transnational Corp.(a)         44,400        829,725
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.65%

Whirlpool Corp.                          16,100      1,047,506
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-3.02%

Kimberly-Clark Corp.                     37,900      2,472,975
--------------------------------------------------------------
Procter & Gamble, Co. (The)              21,900      2,399,419
--------------------------------------------------------------
                                                     4,872,394
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.44%

Jefferson-Pilot Corp.                    22,700      1,549,275
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
INSURANCE (LIFE/HEALTH)-(CONTINUED)

Torchmark Corp.                          26,700   $    775,969
--------------------------------------------------------------
                                                     2,325,244
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.67%

American International Group, Inc.       10,000      1,081,250
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.78%

Morgan Stanley Dean Witter & Co.         20,150      2,876,413
--------------------------------------------------------------

IRON & STEEL-0.67%

Nucor Corp.                              19,600      1,074,325
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.46%

Mattel, Inc.                             56,700        744,188
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-5.29%

Illinois Tool Works, Inc.                32,677      2,207,740
--------------------------------------------------------------
Minnesota Mining and Manufacturing
  Co.                                    16,500      1,614,938
--------------------------------------------------------------
Textron, Inc.                            22,400      1,717,800
--------------------------------------------------------------
Tyco International Ltd.                  32,600      1,267,325
--------------------------------------------------------------
United Technologies Corp.                26,500      1,722,500
--------------------------------------------------------------
                                                     8,530,303
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.53%

York International Corp.                 30,900        847,819
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-5.64%

Chevron Corp.                            18,100      1,567,913
--------------------------------------------------------------
Exxon Mobil Corp.                        51,000      4,108,688
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                  41,900        974,175
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares-ADR (Netherlands)               40,400      2,441,675
--------------------------------------------------------------
                                                     9,092,451
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.07%

International Paper Co.                  30,700      1,732,631
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.73%

Xerox Corp.                              52,000      1,179,750
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-1.86%

Gannett Co., Inc.                        36,700      2,993,344
--------------------------------------------------------------

RESTAURANTS-1.00%

McDonald's Corp.                         40,100      1,616,531
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-3.29%

Lowe's Cos., Inc.                        66,000      3,943,500
--------------------------------------------------------------
Sherwin-Williams Co.                     64,700      1,358,700
--------------------------------------------------------------
                                                     5,302,200
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (DEPARTMENT STORES)-0.56%

Dillards, Inc.-Class A                   44,400   $    896,325
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.81%

Albertson's, Inc.                        40,400      1,302,900
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.74%

Costco Wholesale Corp.(a)                13,000      1,186,250
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.64%

Office Depot, Inc.(a)                    93,700      1,024,844
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.66%

First Data Corp.                         54,300      2,677,669
--------------------------------------------------------------

SPECIALTY PRINTING-0.90%

Deluxe Corp.                             53,100      1,456,931
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.26%

AT&T Corp.                               29,100      1,476,825
--------------------------------------------------------------
MCI WorldCom, Inc.(a)                    71,250      3,780,703
--------------------------------------------------------------
                                                     5,257,528
--------------------------------------------------------------

TELEPHONE-6.20%

ALLTEL Corp.                             10,800        893,025
--------------------------------------------------------------
Bell Atlantic Corp.                      70,100      4,315,531
--------------------------------------------------------------
SBC Communications, Inc.                 54,087      2,636,741
--------------------------------------------------------------
US West, Inc.                            30,000      2,160,000
--------------------------------------------------------------
                                                    10,005,297
--------------------------------------------------------------

TEXTILES (APPAREL)-0.43%

Liz Claiborne, Inc.                      18,300        688,538
--------------------------------------------------------------

TOBACCO-0.70%

Philip Morris Cos. Inc.                  48,500      1,124,594
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $113,888,199)                                157,511,051
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-2.72%

FEDERAL HOME LOAN BANK-2.72%

Disc. Notes,(b)
  1.50%, 01/03/00 (Cost $4,385,635)  $4,386,000      4,385,635
--------------------------------------------------------------
TOTAL INVESTMENTS-100.40% (Cost
  $118,273,834)                                    161,896,686
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.40%)                                      (640,236)
--------------------------------------------------------------
NET ASSETS-100.00%                                $161,256,450
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Disc. - Discounted

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS:

Investments, at market value (cost
  $118,273,834)                              $161,896,686
---------------------------------------------------------
Receivables for:
  Capital stock sold                              128,484
---------------------------------------------------------
  Interest and dividends                          215,784
---------------------------------------------------------
Investment for deferred compensation plan          12,597
---------------------------------------------------------
Other assets                                       14,320
---------------------------------------------------------
    Total assets                              162,267,871
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        452,661
---------------------------------------------------------
  Deferred compensation plan                       12,597
---------------------------------------------------------
Accrued advisory fees                             102,022
---------------------------------------------------------
Administrative services fees                        4,247
---------------------------------------------------------
Accrued distribution fees                         372,598
---------------------------------------------------------
Accrued transfer agent fees                         9,918
---------------------------------------------------------
Accrued operating expenses                         57,378
---------------------------------------------------------
    Total liabilities                           1,011,421
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING  $161,256,450
=========================================================

NET ASSETS:

Class A                                      $ 12,011,184
=========================================================
Class B                                      $  6,572,901
=========================================================
Class C                                      $142,672,365
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     549,760
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     302,862
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   6,575,037
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      21.85
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.85 divided by
       94.50%)                               $      23.12
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      21.70
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      21.70
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:

Dividends (net of $53,387 foreign
  withholding tax)                           $  3,415,803
---------------------------------------------------------
Interest                                          202,066
---------------------------------------------------------
    Total investment income                     3,617,869
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,382,625
---------------------------------------------------------
Administrative services fees                       25,205
---------------------------------------------------------
Custodian fees                                     24,305
---------------------------------------------------------
Operating services fees                           434,220
---------------------------------------------------------
Directors' fees and expenses                        4,977
---------------------------------------------------------
Distribution fees-Class A                          45,980
---------------------------------------------------------
Distribution fees-Class B                          56,134
---------------------------------------------------------
Distribution fees-Class C                       1,655,995
---------------------------------------------------------
Transfer Agent Fees-Class A                        12,763
---------------------------------------------------------
Transfer Agent Fees-Class B                         1,909
---------------------------------------------------------
Transfer Agent Fees-Class C                        56,313
---------------------------------------------------------
Other                                              46,418
---------------------------------------------------------
    Total expenses                              3,746,844
---------------------------------------------------------
Less: Fees waived                                (264,083)
---------------------------------------------------------
    Expenses paid indirectly                       (1,655)
---------------------------------------------------------
    Net expenses                                3,481,106
---------------------------------------------------------
Net investment income                             136,763
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                   31,241,883
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities     (33,428,078)
---------------------------------------------------------
    Net gain (loss) on investment
       securities                              (2,186,195)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $ (2,049,432)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                  1999           1998
                                                              ------------   -------------
OPERATIONS:

  Net investment income                                       $    136,763   $     383,276
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  31,241,883      13,666,132
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (33,428,078)      9,514,639
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (2,049,432)     23,564,047
------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (103,102)        (63,186)
------------------------------------------------------------------------------------------
  Class B                                                           (9,281)         (4,659)
------------------------------------------------------------------------------------------
  Class C                                                         (252,383)       (130,140)
------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                       (1,495,160)     (1,168,568)
------------------------------------------------------------------------------------------
  Class B                                                         (840,484)       (558,881)
------------------------------------------------------------------------------------------
  Class C                                                      (17,808,848)    (14,182,679)
------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (2,025,526)     10,506,884
------------------------------------------------------------------------------------------
  Class B                                                          152,238       7,500,215
------------------------------------------------------------------------------------------
  Class C                                                      (19,999,780)      2,997,348
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (44,431,758)     28,460,381
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          205,688,208     177,227,827
------------------------------------------------------------------------------------------
  End of period                                               $161,256,450   $ 205,688,208
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $107,291,948   $ 127,632,168
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (19,552)        210,789
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    10,361,202         794,321
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              43,622,852      77,050,930
------------------------------------------------------------------------------------------
                                                              $161,256,450   $ 205,688,208
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Large Cap Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $2,338, undistributed net realized gains decreased by $1,530,510 and paid-in capital increased by $1,532,848 as a result of differing book/tax treatment of equalization credits. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. The agreement provided that AIM pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1999, AIM was paid $183,274 under the agreement. As of June 1, 1998, AIM voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the year ended December 31, 1999, AIM voluntarily waived operating services fees in the amount of $250,946.
  Pursuant to an amended operating services agreement effective July 1, 1999, the Fund shall pay costs incurred for providing operating services, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a master administrative services agreement with AIM. Pursuant to a master administrative services agreement, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period July 1, 1999 though December 31, 1999, AIM was paid $25,205 for such services.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). Pursuant to a transfer agency and service agreement, the Fund agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. For the period July 1, 1999 through December 31, 1999, AFS was paid $49,423 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $32,843, $56,134 and $1,655,995, respectively, as compensation under the Plans. During the year ended December 31, 1999, AIM Distributors waived fees of $13,137 for Class A shares.
  AIM Distributors received commissions of $20,196 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $29,018 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period July 1, 1999 through December 31, 1999, the Fund paid legal fees of $1,113 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $706 and $949, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,655 during the year ended December 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $78,092,874 and $118,841,686, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $50,107,417
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,484,595)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $43,622,822
=========================================================

Cost of investments for tax purposes is $118,273,864.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                        1998
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Sold:
  Class A                   159,413   $  4,077,027      546,830   $ 13,836,246
------------------------------------------------------------------------------
  Class B                   227,858      5,636,287      312,678      8,015,582
------------------------------------------------------------------------------
  Class C                   440,345     10,891,628      745,155     18,894,552
------------------------------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                    72,911      1,550,569       48,828      1,187,383
------------------------------------------------------------------------------
  Class B                    37,976        796,679       20,082        485,925
------------------------------------------------------------------------------
  Class C                   787,496     16,527,190      553,152     13,379,377
------------------------------------------------------------------------------
Reacquired:
  Class A                  (305,004)    (7,653,122)    (180,617)    (4,516,745)
------------------------------------------------------------------------------
  Class B                  (255,300)    (6,280,728)     (40,432)    (1,001,292)
------------------------------------------------------------------------------
  Class C                (1,944,581)   (47,418,598)  (1,159,833)   (29,276,581)
------------------------------------------------------------------------------
                           (778,886)  $(21,873,068)     845,843   $ 21,004,447
==============================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended December 31, 1999, for a share of Class B capital stock outstanding during the year ended December 31, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998, and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1999.

                                                                       CLASS A(a)                   CLASS B
                                                              -----------------------------    ------------------
                                                               1999      1998(b)    1997(b)      1999      1998
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 25.20    $ 24.11    $ 20.57    $ 25.06    $ 25.59
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income                                          0.19       0.20       0.23       0.01       0.02
------------------------------------------------------------  -------    -------    -------    -------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.30)      3.11       6.17      (0.31)      1.57
------------------------------------------------------------  -------    -------    -------    -------    -------
    Total from investment operations                            (0.11)      3.31       6.40      (0.30)      1.59
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment income                          (0.22)     (0.12)     (0.15)     (0.04)     (0.02)
------------------------------------------------------------  -------    -------    -------    -------    -------
  Distributions from net realized gains                         (3.02)     (2.10)     (2.71)     (3.02)     (2.10)
------------------------------------------------------------  -------    -------    -------    -------    -------
    Total distributions                                         (3.24)     (2.22)     (2.86)     (3.06)     (2.12)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $ 21.85    $ 25.20    $ 24.11    $ 21.70    $ 25.06
============================================================  =======    =======    =======    =======    =======
Total return(c)                                                 (0.01)%    14.07%     31.66%     (0.75)%     6.51%
============================================================  =======    =======    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $12,011    $15,684    $ 5,000    $ 6,573    $ 7,325
============================================================  =======    =======    =======    =======    =======
Ratio of expenses to average net assets(d)                       1.26%(e)   1.30%      1.46%      1.95%(e)   2.05%(f)
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(g)          0.70%(e)   0.91%      0.77%      0.01%(e)   0.16%(f)
============================================================  =======    =======    =======    =======    =======
Portfolio turnover rate                                            44%        52%        34%        44%        52%
============================================================  =======    =======    =======    =======    =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 1.50%, 1.55% and 1.56% for 1999-1997 for Class A and 2.09% and 2.20% (annualized) for 1999-1998 for Class B.
(e) Ratios are based on average net assets of $13,137,049 and $5,613,443 for Class A and Class B, respectively.
(f) Annualized.
(g) After fee waivers and/or reimbursements. Ratios of net investment income
    (loss) to average net assets prior to fee waivers and/or reimbursement were 0.46%, 0.66% and 0.67% for 1999-1997 for Class A, and (0.13)% and 0.01%
    (annualized) for 1999-1998 for Class B.

                                                                                      CLASS C(a)
                                                              -----------------------------------------------------------
                                                                1999         1998       1997(b)        1996        1995
                                                              --------     --------     --------     --------    --------
Net asset value, beginning of period                          $  25.05     $  24.08     $  20.57     $  17.60    $  13.96
------------------------------------------------------------  --------     --------     --------     --------    --------
Income from investment operations:
  Net investment income                                           0.01         0.04         0.01         0.05        0.10
------------------------------------------------------------  --------     --------     --------     --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.30)        3.05         6.21         2.97        4.11
------------------------------------------------------------  --------     --------     --------     --------    --------
    Total from investment operation                              (0.29)        3.09         6.22         3.02        4.21
------------------------------------------------------------  --------     --------     --------     --------    --------
Less distributions:
  Dividends from net investment income                           (0.04)       (0.02)          --        (0.05)      (0.10)
------------------------------------------------------------  --------     --------     --------     --------    --------
  Distributions from net realized gains                          (3.02)       (2.10)       (2.71)          --       (0.47)
------------------------------------------------------------  --------     --------     --------     --------    --------
    Total distributions                                          (3.06)       (2.12)       (2.71)       (0.05)      (0.57)
------------------------------------------------------------  --------     --------     --------     --------    --------
Net asset value, end of period                                $  21.70     $  25.05     $  24.08     $  20.57    $  17.60
============================================================  ========     ========     ========     ========    ========
Total return(c)                                                  (0.71)%      13.15%       30.66%       17.17%      30.28%
============================================================  ========     ========     ========     ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $142,672     $182,679     $172,228     $137,416    $113,573
============================================================  ========     ========     ========     ========    ========
Ratio of expenses to average net assets(d)                        1.95%(e)     2.05%        2.21%        2.26%       2.28%
============================================================  ========     ========     ========     ========    ========
Ratio of net investment income to average net assets(f)           0.01%(e)     0.16%        0.02%        0.24%       0.64%
============================================================  ========     ========     ========     ========    ========
Portfolio turnover rate                                             44%          52%          34%          19%         17%
============================================================  ========     ========     ========     ========    ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 2.09% and 2.20% for 1999-1998.
(e) Ratios are based on average net assets of $165,599,460.
(f) After fee waivers and/or reimbursements. Ratios of net investment income
    (loss) to average net assets prior to fee waivers and/or reimbursement were (0.13)% and 0.01% for 1999-1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Advisor Large Cap Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Large Cap Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Large Cap Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF DIRECTORS                            OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                              Charles T. Bauer                      11 Greenway Plaza
Chairman                                      Chairman                              Suite 100
A I M Management Group Inc.                                                         Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                             INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                          Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                        SUB-ADVISOR
Director                                      Dana R. Sutton
Cortland Trust Inc.                           Vice President and Treasurer          INVESCO Capital Management, Inc.
                                                                                    1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                            Robert G. Alley                       Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;          Vice President
Formerly Vice Chairman, President                                                   TRANSFER AGENT
and Chief Operating Officer,                  Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and      Vice President                        A I M Fund Services, Inc.
President, Mercantile Bankshares                                                    P.O. Box 4739
                                              Melville B. Cox                       Houston, TX 77210-4739
Jack Fields                                   Vice President
Chief Executive Officer                                                             CUSTODIAN
Texana Global, Inc.;                          Karen Dunn Kelley
Formerly Member                               Vice President                        State Street Bank and Trust Company
of the U.S. House of Representatives                                                225 Franklin Street
                                              Edgar M. Larsen                       Boston, MA 02110
Carl Frischling                               Vice President
Partner                                                                             COUNSEL TO THE FUND
Kramer, Levin, Naftalis & Frankel LLP         Mary J. Benson
                                              Assistant Vice President and          Ballard Spahr
Robert H. Graham                              Assistant Treasurer                   Andrews & Ingersoll, LLP
President and Chief Executive Officer                                               1735 Market Street
A I M Management Group Inc.                   Sheri Morris                          Philadelphia, PA 19103
                                              Assistant Vice President and
Prema Mathai-Davis                            Assistant Treasurer                   COUNSEL TO THE DIRECTORS
Chief Executive Officer, YWCA of the U.S.A.
                                              Renee A. Friedli                      Kramer, Levin, Naftalis & Frankel LLP
Lewis F. Pennock                              Assistant Secretary                   919 Third Avenue
Attorney                                                                            New York, NY 10022
                                              P. Michelle Grace
Louis S. Sklar                                Assistant Secretary                   DISTRIBUTOR
Executive Vice President
Hines Interests                               Nancy L. Martin                       A I M Distributors, Inc.
Limited Partnership                           Assistant Secretary                   11 Greenway Plaza
                                                                                    Suite 100
                                              Ofelia M. Mayo                        Houston, TX 77046
                                              Assistant Secretary
                                                                                    AUDITORS
                                              Lisa A. Moss
                                              Assistant Secretary                   KPMG LLP
                                                                                    700 Louisiana
                                              Kathleen J. Pflueger                  Houston, TX 77002
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM Advisor Large Cap Value Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.401, $0.2275, and $0.2275 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amounts, 100% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $20,386,010 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                     A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund                AIM Money Market Fund                  in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund               approximately $160 billion in assets for more than
AIM Capital Development Fund                                                     6.6 million shareholders, including individual
AIM Constellation Fund(1)                 INTERNATIONAL GROWTH FUNDS             investors, corporate clients and financial
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund   institutions, as of December 31, 1999.
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                      The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                   AIM Developing Markets Fund            is distributed nationwide, and AIM today is the
AIM Mid Cap Growth Fund                   AIM Euroland Growth Fund(4)            eighth-largest mutual fund complex in the United
AIM Mid Cap Opportunities Fund            AIM European Development Fund          States in assets under management, according to
AIM Select Growth Fund                    AIM International Equity Fund          Strategic Insight, an independent mutual fund
AIM Small Cap Growth Fund(2)              AIM Japan Growth Fund                  monitor.
AIM Small Cap Opportunities Fund(3)       AIM Latin American Growth Fund
AIM Value Fund                            AIM New Pacific Growth Fund
AIM Weingarten Fund
                                          GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                     AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                     AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund              GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                         AIM Global Growth & Income Fund
AIM Basic Value Fund                      AIM Global Utilities Fund
AIM Charter Fund
                                          GLOBAL INCOME FUNDS
INCOME FUNDS                              AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                    AIM Global Government Income Fund
AIM High Yield Fund                       AIM Global Income Fund
AIM High Yield Fund II                    AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund          THEME FUNDS
AIM Limited Maturity Treasury Fund        AIM Global Consumer Products and Services Fund
                                          AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                     AIM Global Health Care Fund
AIM High Income Municipal Fund            AIM Global Infrastructure Fund
AIM Municipal Bond Fund                   AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund            AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        LCV-AR-1

AIM Distributions, Inc.